Exhibit 32.1

Certification of the Company’s Chief Executive Officer and Chief Financial Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

Pursuant to 18 U.S.C. § 1350, the undersigned officers of SandRidge Energy, Inc. (the “Company”), hereby certify that the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Grayson Pranin
Grayson Pranin
President, Chief Executive Officer and Chief Operating Officer
November 3, 2022

/s/ Salah Gamoudi
Salah Gamoudi
Executive Vice President, Chief Financial Officer and Chief Accounting Officer
November 3, 2022